CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND
                     SECTION 906 OF THE SARBANES-OXLEY ACT

I, Bruce N. Alpert, President & Principal Executive Officer of The Gabelli Global Gold, Natural Resources & Income Trust (the "Registrant"), certify that:

         1.     The Form N-CSR of the Registrant  (the "Report")  fully complies
                with  the   requirements  of  Section  13(a)  or  15(d)  of  the
                Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    March 10, 2006           /s/ Bruce N. Alpert
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                                  Bruce N. Alpert,
                                  President & Principal Executive Officer



I, Joseph H. Egan, Treasurer & Principal Financial Officer of The Gabelli Global Gold, Natural Resources & Income Trust (the "Registrant"), certify that:

         1.     The Form N-CSR of the Registrant  (the "Report")  fully complies
                with  the   requirements  of  Section  13(a)  or  15(d)  of  the
                Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    March 10, 2006           /s/ Joseph H. Egan
     ----------------------       --------------------------------------------
                                  Joseph H. Egan,
                                  Treasurer & Principal Financial Officer